Exhibit 99.1

Jefferies
Global Life Sciences Conference
New York, NY
June 11, 2010
Omni Bio Pharmaceutical, Inc
   (OTCBB:OMBP)

Forward-Looking Statements Except for the historical information contained herein, the matters discussed in this presentation are forward-looking statements. The forward-looking statements in this presentation are based on information available to us as of the date any such statements are made and we assume no obligation to update these forward-looking statements. These statements are subject to risks and uncertainties that could cause actual results to differ materially from those described in the statements. These risks and uncertainties include the risks described from time to time in our reports filed with the Securities and Exchange Commission, including our most recent annual report on Form 10-K and subsequent quarterly reports on Form 10-Q all of which are available at www.sec.gov. We refer you to the “Forward-Looking Statements” and “Risk Factors” sections of these filings.

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Omni Bio Pharmaceutical, Inc.
Applying approved and novel products for the
 treatment of health conditions such as Type 1 and
 Type 2 diabetes, acute or chronic transplant
 rejection and bacterial and viral infection

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Management
 Acting Chief Executive Officer: Charles A. Dinarello, MD

  Member of the National Academy of Sciences -Listed by Institute for
 Scientific Information as the world’s fourth most cited scientist for 20 years
 (1982-2003). Numerous international awards including 2009 Crafoord Prize
 (Royal Swedish Academy), 2009 Albany Medical School Prize (largest prize in medicine in USA), 2010 the Paul Ehrlich Prize (Germany’s most prestigious prize in medicine and Novartis Prize in Immunology (2010).
 MD, Yale University.

 Chief Operating Officer-Edward C. Larkin

  30 years experience in securities, corporate finance and regulatory matters including contractual and negotiating experience. Past experience as a director of a number of NASDAQ listed companies. MBA, University of
 Denver. BS Finance, University of Colorado.

 Chief Financial Officer-Robert C. Ogden, CPA:

  20 years senior financial management experience, past experience as CPA with major public accounting firm, and prior experience as CFO of microcap companies. BS Commerce, University of Virginia.

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Objectives and Approach
➢ To develop, patent, and commercialize treatment of novel
 indications with FDA approved drugs with large market
 opportunities.

➢ FDA approval for an existing drug means significantly
 reduced time to market for new indications with limited
 safety issues to overcome.

➢  FDA approval will likely focus on efficacy, and 505 (B)(2)
 allowing such compounds to have a reduced regulatory
 process time frame compared to a new drug with no safety
 record.

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Type 1 Diabetes-15,000-18,000 Type 1 juvenile diabetics are diagnosed in the USA per year (40 per day) No alternative to insulin therapy exists. Total Type 1 population of 2 million patients including adults.

Type 2 Diabetes -(Total population currently estimated at 24 million in the USA)

 Treatment of patients failing current therapy and/or high risk of cardiovascular complications (2% or 480,000).

Influenza -Large perennial problem with unmet need for patients failing current therapy who are at a high risk for serious complications (pulmonary distress syndrome) and hospitalization.

Transplant Rejection -Unmet medical need to reduce complications of immuno-
 suppressive drugs and chronic rejection.

Biohazards -$5 billion in US government funding provided by Project Bioshield
 (2004) for countermeasures. Major European Market Opportunities exist.

Omni Target Market Populations

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IP Portfolio
 Omni is the licensee of 3 patent portfolios from
 the University of Colorado comprising 1 issued
 and 16 filed patents

 1. An issued patent, a notice of allowance and additional
 patent applications for the treatment of viral diseases
 including Influenza and HIV-1.
2. Patent applications for the treatment of Cellular
 Transplant Rejection, Graft vs. Host Disease, Transplant
 Rejection and Diabetes.

3. Patent applications and a notice of allowance for the
 treatment of bacterial disorders, including tuberculosis
 and anthrax (biohazard).

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Patent Portfolio and Business Approach
— Methods of use for alpha 1 antitrypsin (AAT)-based and
 AAT Derivative based treatment of diabetes (Type 1 and
 Type2).

— Composition of matter and methods of use for AAT-based
 treatment of viral and bacterial disorders.

— Methods of use for AAT-based and AAT derivative based
 treatment of graft versus host disease, cellular transplant and organ transplantation conditions.

— Our objective is to sub-license the treatment of various
 indications of the IP portfolio to one or more producers of
 AAT, many of whom are major pharmaceutical companies.

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Alpha 1 Antitrypsin (AAT) and Omni
— AAT is a naturally occurring human serum protein. FDA approved and currently is prescribed for emphysema and chronic obstructive pulmonary disorder (COPD) in AAT deficient patients.

— As a current regimen for the treatment of emphysema and COPD, AAT is administered once a week by infusion. AAT has one of best safety records of any biological.

— Market for AAT replacement therapy of individuals in North America is approximately $150 million.

— The new indications that Omni is in the process of testing are based in part on the method of use for markets that dwarf AAT's existing applications and markets.

— An IND to conduct a clinical trial in patients with Type 1 diabetes has received FDA clearance and we are currently enrolling patients and anticipate infusing patients during the third calendar quarter of 2010.

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AAT - A naturally occurring protein without the
side effects of other currently marketed agents
AAT:
Inhibits destructive enzymes such as proteinase-3

Anti-migratory
Anti-Complement
Prevents maturation of antigen presenting cells
Induces T-regulatory cells
Inhibits responses to inflammatory cytokines
Increases production of anti-inflammatory molecules

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Animal Studies - Diabetes
— At clinically relevant doses, AAT protects the insulin-producing beta cells against toxic agents (Proceedings of the National Academy of Sciences , 2005 and 2008).

— AAT protects HUMAN islet cells against the toxic effects of cytokines. Cytokines are produced in Type 1 and Type 2 diabetes and are a major contributor to cell death for the insulin-producing beta cells.

— AAT prevents diabetes progression in an acceptable animal model, spontaneously halting its development.

— Prolongs islet cell survival by protecting islet cells from destruction that is common during transplantation or shortly thereafter.

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Human Islets: Effect of cytokine induced toxicity and
protection by AAT
disintegrating, dying islets, as
takes place in vivo by immune attack
intact, living islets protected by AAT
during an immune attack
Presence of IL-1b/IFNg + Vehicle
Presence of IL-1b/IFNg + AAT

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Type 1 Diabetes Trial - Preventing the destruction
of insulin-producing islet cells
— Barbara Davis Center for Childhood Diabetes at the University of Colorado
 Hospital-Denver, Anschutz Medical Campus

— Recently diagnosed Type 1 diabetics

— 8 weekly infusions of AAT at the commencement of the trial, then the patients symptoms will be monitored for two years

— Recognized endpoints (same as for immunosuppressive depleting antibodies)

— 2 Year trial period (from enrollment) with data reviewed at least quarterly

AAT in salvaging the loss of the insulin-producing
beta-cell in Type 2 diabetes
In Type 2 diabetes, progressive loss of functional insulin-producing beta-cells takes place due to IL-1b produced in the fat that enters the islet
Blocking IL-1b restores function and lowers hyperglycemia

AAT blocks IL-1b induced cell death of the beta cell

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Leland Shapiro, MD , FACP
 — Associate Professor of Medicine University of Colorado
 — Certified by American Board of Internal Medicine
 — University of Massachusetts School of Medicine
 — Broadly published researcher

Principal Investigator at the University of
Colorado, Anschutz Medical Campus

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— In the U.S. each year:
 — 10-20% of population infected (30-60 million people)
 — Children and the Elderly are at risk groups
 — 114,000 hospitalizations
 — 36,000 deaths
 — Annual Economic Burden of approximately $3-15 billion.

Influenza

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Effect of 1918 Pandemic Flu on Population

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Influenza
alone
Influenza
+ AAT

AAT protects cells from influenza infection

AAT inhibits influenza production in
infected cells (10 experiments + replicates)

Survival in AAT transgenic mice
challenged with live influenza
(p=0.0007)

AAT deficiency is a risk factor for
FLU infection in humans
p=0.0012

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 • Both a treatment and preventative product
 • Potentially broad spectrum treatment for different types of influenza including
 “bird FLU”, “swine Flu (H1N1)”, and “weaponized” FLU
 • Impervious to mutation-induced resistance: AAT is still effective even if the virus changes or mutates
 • Compatible with existing influenza treatments and immunizations
 • Inhaled delivery places AAT in the lungs where initial infection and damage occurs
AAT Impact on Influenza

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Indication	Laboratory studies in cells	Animal studies	Human studies	Clinical trial
Anthrax	+	+	=	NA
Influenza	+	+	+	=
Diabetes Type 1	+	+	+	Pending
Diabetes Type 2	+	+	=	=
Graft rejection	+	+	+	=
Tuberculosis (TB)	+	+	=	=
AAT-based studies: Immediate
Opportunities and Status
+ = completed or in process; - = has not been completed

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Business Summary
➢ Broad Intellectual Property Position In Major Markets
  Diabetes
  Influenza and Bacterial diseases
  3 Licenses
  16 Patents Pending, 1 US Patent Issued
➢ Upcoming AAT Clinical Trials in Diabetes
  FDA approved pharmaceutical applied to new and large markets
  Outsourced business model requiring low overhead, capital
                                                                     requirements primarily focused on sponsored research and
                                                                     protection of intellectual property

Omni Bio Pharmaceutical, Inc
Corporate Information:
OTCBB Symbol: OMBP
Fiscal Year End: March 31
Outstanding Shares as of March 31, 2010: 28 Million
Common Stock Equivalents (3/31/2010): 11.5 Million
Corporate and IP Counsel:   Faegre & Benson
Auditors:     Hein and Associates

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Thank you for your interest